UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

TransCoastal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17304 Preston Road, Suite 700, Dallas, Texas		75252
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (972) 458-1701

N/A

17304 Preston Rd, Suite 700, Dallas TX	75252
(zip code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit report or Completed Interim Review.

On April 25, 2014, the Audit Committee of TransCoastal Corporation (the “Company”) concluded, after consulting with Rothstein Kass, the Company’s independent registered public accounting firm (“Rothstein”), that the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 that were included in the Company’s Annual Report on Form 10-K (collectively, the “Prior Financial Statements”) should no longer be relied upon because of an error in the Prior Financial Statements relating to the Company’s reserve estimates and related depletion expense.

As soon as the Company has resolved the issues relating to this misstatement, the Company will restate the Prior Financial Statements to account for the change in reserve estimates and related depletion expense.

The restatements will reflect the adjustment of depletion expense and accumulated depletion based on the changes in reserve estimates at the end of each period covered by the Prior Financial Statements. The adjustments are non-cash adjustments and will have no impact on the Company’s cash flows. On May 6, 2014 the Company completed its assessment of the impact of the adjustments to the depletion expense and accumulated depletion for each of the years covered by the Prior Financial Statements and believes the effects of the restatements are as summarized in the following tables.

Consolidated Balance Sheet as of December 31, 2013 (in thousands)

	Previously Reported	Adjustment	As Restated
Oil and natural gas properties, full cost method, net of accumulated depletion	$23,971	$(371)	$23,600
Total oil and natural gas properties and other equipment, net	$24,441	$(371)	$24,070
Total assets	$26,201	$(371)	$25,830
Accumulated deficit	$(42,201)	$(371)	$(42,572)
Total shareholders’ equity	$3,415	$(371)	$3,044
Total liabilities and shareholders’ equity	$26,201	$(371)	$25,830

Consolidated Balance Sheet as of December 31, 2012 (in thousands)

	Previously Reported	Adjustment	As Restated
Oil and natural gas properties, full cost method, net of accumulated depletion	$22,745	$(239)	$22,506
Total oil and natural gas properties and other equipment, net	$23,312	$(239)	$23,073
Total assets	$24,667	$(239)	$24,428
Accumulated deficit	$(38,280)	$(239)	$(38,519)
Total shareholders’ equity	$5,632	$(239)	$5,393
Total liabilities and shareholders’ equity	$24,667	$(239)	$24,428

Consolidated Statement of Operations for the Year Ended December 31, 2013 (in thousands)

	Previously Reported	Adjustment	As Restated
Depreciation, depletion and amortization	$572	$132	$704
Total expenses	$6,893	$132	$7,025
Operating income (loss)	$(3,271)	$(132)	$(3,403)
Net income (loss)	$(3,921)	$(132)	$(4,053)
Net income (loss) per basic common share	$(0.17)	$(0.01)	$(0.18)
Net income (loss) per diluted common share	$(0.17)	$(0.01)	$(0.18)

Consolidated Statement of Operations for the Year Ended December 31, 2012 (in thousands)

	Previously Reported	Adjustment	As Restated
Depreciation, depletion and amortization	$542	$118	$660
Total expenses	$4,599	$118	$4,717
Operating income (loss)	$1,909	$(118)	$1,791
Net income (loss)	$1,154	$(118)	$1,036
Net income (loss) per basic common share	$0.05	$(0.00)	$0.05
Net income (loss) per diluted common share	$0.05	$(0.00)	$0.05

The restatements will also reflect the adjustment of the changes in reserve estimates and its effect on the supplemental oil and natural gas disclosures at the end of each period covered by the Prior Financial Statements. The adjustments are non-cash adjustments and will have no impact on the Company’s cash flows. The Company has assessed the impact of the adjustments to the change in reserve estimates for each of the years covered by the Prior Financial Statements and believes the effects of the restatements will be as summarized in the following tables.

Reserve Quantity Information (amounts shown in whole numbers)

PROVED-DEVELOPED AND UNDEVELOPED RESERVES

	Previously Reported		Adjustment		As Restated
	Crude Oil	Natural Gas	Crude Oil	Natural Gas	Crude Oil	Natural Gas
December 31, 2011	6,757,860	28,620,040	(37,840)	(17,945,420)	6,720,020	10,674,620

Revisions of previous estimates	(351,407)	(139,164)	25,890	(314,990)	(325,517)	(454,154)
Extensions and discoveries
Acquisitions of reserves	20,730	150,320	-	-	20,730	150,320
Production	(26,413)	(134,736)	-	-	(26,413)	(134,736)

December 31, 2012	6,400,770	28,496,460	(11,950)	(18,260,410)	6,388,820	10,236,050

Revisions of previous estimates	355,406	311,343	(109,870)	61,000	245,536	372,343
Extensions and discoveries
Acquisitions of reserves	7,760	47,007	-	-	7,760	47,007
Production	(26,106)	(152,470)	-	-	(26,106)	(152,470)

December 31, 2013	6,737,830	28,702,340	(121,820)	(18,199,410)	6,616,010	10,502,930

PROVED DEVELOPED RESERVES
December 31, 2013	3,397,310	6,623,830	(83,910)	(14,750)	3,313,400	6,609,080
December 31, 2012	3,331,140	6,517,370	26,060	(194,120)	3,357,200	6,323,250

Standardized Measure of Discounted Future Net Cash Flows as of December 31, 2013 (in thousands)

	Previously Reported	Adjustment	As Restated
Future cash inflows	$811,564	$(78,147)	$733,417
Less: Future production costs	(128,428)	8,930	(119,498)
Future development costs	(70,714)	10,731	(59,983)
Future income tax expense	(201,909)	19,885	(182,024)
Future net cash flows	410,513	(38,601)	371,912
10% discount factor	(262,896)	27,239	(235,657)
Standardized measure of discounted future net cash inflows	$147,617	$(11,362)	$136,255
Estimated future development cost anticipated for following two years on existing properties	$38,884	$(10,732)	$28,152

Standardized Measure of Discounted Future Net Cash Flows as of December 31, 2012 (in thousands)

	Previously Reported	Adjustment	As Restated
Future cash inflows	$757,700	$(61,052)	$696,648
Less: Future production costs	(128,893)	6,223	(122,670)
Future development costs	(70,737)	10,855	(59,882)
Future income tax expense	(184,363)	14,951	(169,412)
Future net cash flows	373,707	(29,023)	344,684
10% discount factor	(248,633)	19,659	(228,974)
Standardized measure of discounted future net cash inflows	$125,074	$(9,364)	$115,710
Estimated future development cost anticipated for following two years on existing properties	$30,207	$(8,655)	$21,552

Changes in Standardized Measure of Discounted Future Net Cash Flows for the Year Ended December 31, 2013 (in thousands)

	Previously Reported	Adjustment	As Restated
Beginning of year	$125,074	$(9,364)	$115,710
Sales of crude oil and natural gas, net of production costs	(2,581)	-	(2,581)
Net changes in prices and production costs	9,657	(2,634)	7,023
Development costs incurred during the period	716	-	716
Changes in future development costs	(250)	(415)	(665)
Extensions, discoveries, and improved recoveries
Revisions of previous quantity estimates	10,553	(2,263)	8,290
(Accretion of discount	17,911	(859)	17,052
Net change in income taxes	(11,356)	1,540	(9,816)
Purchases and sale of mineral interests	860	-	860
Timing and other	(2,966)	2,632	(334)
End of year	$147,618	$(11,363)	$136,255

Changes in Standardized Measure of Discounted Future Net Cash Flows for the Year Ended December 31, 2012 (in thousands)

	Previously Reported	Adjustment	As Restated
Beginning of year	$135,496	$(11,047)	$124,449
Sales of crude oil and natural gas, net of production costs	(2,391)	-	(2,391)
Net changes in prices and production costs	(27,078)	4,167	(22,911)
Development costs incurred during the period	1,011	-	1,011
Changes in future development costs	(264)	854	590
Extensions, discoveries, and improved recoveries
Revisions of previous quantity estimates	(7,721)	(1,918)	(9,639)
Accretion of discount	20,535	(1,727)	18,808
Net change in income taxes	4,819	(875)	3,944
Purchases and sale of mineral interests	1,173	-	1,173
Timing and other	(509)	1,185	676
End of year	$125,071	$(9,361)	$115,710

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2014

TransCoastal Corporation

By:	/s/ Stuart G. Hagler
Name:	Stuart G. Hagler,
Title:	CEO